UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2005

Lakes Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-24993	41-1913991

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Cheshire Lane, Minnetonka, Minnesota		55305

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(952) 449-9092

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
Press Release

Item 2.02 Results of Operations and Financial Condition.
On December 2, 2005, Lakes Entertainment, Inc. issued a press release, announcing that it filed its Annual Report on Form 10-K for the fiscal year ended January 2, 2005 and disclosing its financial results for fiscal 2004. Lakes currently expects to file its quarterly reports on Form 10-Q for the quarterly periods ended April 3, 2005, July 3, 2005 and October 2, 2005 during December 2005.
A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (a) Not Applicable
     (b) Not Applicable
     (c) Exhibits
           99.1 Lakes Entertainment, Inc. Press Release dated December 2, 2005.
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAKES ENTERTAINMENT, INC. (Registrant)
Date: December 7, 2005	/s/Timothy J. Cope
	Name:	Timothy J. Cope
	Title:	President and Chief Financial Officer